Exhibit 99.2

LOWE'S Q2 2019 RESULTS

"We capitalized on spring demand, strong holiday event execution and growth in Paint and our Pro business to deliver strong second quarter results. Despite lumber deflation and difficult weather, we are pleased that we delivered positive comparable sales in all 15 geographic regions of the U.S. This is a reflection of a solid macroeconomic backdrop and continued momentum executing our retail fundamentals framework. Our transformation is ongoing, and our future is bright. We are confident that we are on the right path to capitalize on solid demand in a healthy home improvement market and generate long-term profitable growth. I would like to thank our associates for their hard work and continued commitment to serving customers."

- Marvin R. Ellison, Lowe's president and CEO

FINANCIAL HIGHLIGHTS

$21.0B
IN SALES
+0.5%

+3.2%
U.S. COMP SALES

32.11%
GROSS MARGIN
-85 basis points

11.34%
OPERATING MARGIN
+98 basis points

$2.14
DILUTED EPS
15.1%

$2.15
ADJ. DILUTED EPS[1]
+3.9%

WE RETURNED **$2.3 BILLION** TO OUR SHAREHOLDERS THROUGH DIVIDENDS AND SHARE REPURCHASES

1 Adjusted Diluted EPS is a non-GAAP financial measure. Refer to Lowes.com/investor for a reconciliation of non-GAAP measures.

COMPARABLE SALES SUMMARY

TRANSACTIONS/TICKET

COMP TRANSACTIONS +0.3%

COMP AVERAGE TICKET +2.0%

LOWE'S ProServices ABOVE COMPANY AVERAGE

LOWES.COM SALES GROWTH +4%

TICKET SIZE



>$500
+5.0%
$50-500
+2.2%
<$50
+0.9%

U.S. MONTHLY COMP PERFORMANCE



2019
2018
+0.7%
+8.1%
+4.2%
+4.2%
+4.7%
3.6%
MAY
JUNE
JULY

MERCHANDISING DEPARTMENT PERFORMANCE

Positive comps in **9** of **13** merchandising departments.

ABOVE COMPANY AVERAGE

PAINT | TOOLS | APPLIANCES | DÉCOR | HARDWARE | MILLWORK | SEASONAL & OUTDOOR LIVING



Positive comps in **ALL** 15 U.S. regions

PROGRESS AGAINST INITIATIVES

- Improved performance in departments which have historically underperformed, such as Paint, Millwork, and Décor.
- Continued strength driving market share gains and comps above the Company average in Appliances and Seasonal & Outdoor Living.
- Pro strategic initiatives are gaining traction with another quarter of Pro comps significantly outpacing DIY comps.
- Improved service model in stores and better in-stock execution resulted in improved customer satisfaction scores from DIY and Pro customers.
- Leveraged Merchandising Service Teams to drive reductions in out-of-stocks, and improved sales productivity and reset execution.
- Announced plans to open a new global technology center in Charlotte for up to 2,000 technology professionals which underscores our commitment to recruiting top talent and becoming a best-in-class omni-channel retailer.

RECONCILIATION OF NON-GAAP MEASURES

Q2Q2 2019 2019 EARNINGS EARNINGS CALL CALL NON-GAAP MEASURES Management uses non-GAAP financial measures, as further outlined in the following slides, because it considers them to be important supplemental measures of the Company’s performance. Management also believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company’s financial and operating performance. These non-GAAP financial measures should not be considered alternatives to, or more meaningful indicators of, the Company’s earnings per common share, or other financial measures as prepared in accordance with GAAP. The Company’s methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. 2

Q2Q2 2019 2019 EARNINGS EARNINGS CALL CALL NON-GAAP MEASURES Adjusted Diluted Earnings Per Share We have presented Adjusted Diluted Earnings Per Share for the quarters ended August 2, 2019 and August 3, 2018, to exclude the impacts of certain items, as further detailed below. • In the second quarter of 2019, the Company recognized unfavorable net income of $12 million or net $0.01 per share impact associated with losses, net of tax, for the period associated with the wind-down of the Mexico operations. • In the second quarter of 2018, the Company recognized $230 million, or net $0.21 per share impact, of non-cash charges resulting from the Company's strategic reassessment of Orchard Supply Hardware, which led to significant long-lived asset impairments. 3

Q2Q2 2019 2019 EARNINGS EARNINGS CALL CALL RECONCILIATION OF NON-GAAP MEASURES The following provides a reconciliation of adjusted diluted earnings per share to diluted earnings per common share, the most directly comparable GAAP financial measure. Three Months Ended August 2, 2019 August 3, 2018 Pre-Tax Net Pre-Tax Net Earnings Tax Earnings Earnings Tax Earnings Diluted earnings per share, as reported $2.14 $1.86 Mexico adjustments 0.02 (0.01) 0.01 — — — Orchard Supply Hardware charges — — — 0.28 (0.07) 0.21 Adjusted diluted earnings per share $2.15 $2.07 4

Q2Q2 2019 2019 EARNINGS EARNINGS CALL CALL FORWARD LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity” and similar expressions are forward-looking statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, Lowe’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions and dispositions by Lowe’s and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts.  Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements.  A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, inflation or deflation of commodity prices, recently enacted or proposed tariffs, disruptions caused by our recent management and key personnel changes, and other factors that can negatively affect our customers, as well as our ability to: (i) respond to adverse trends in the housing industry, a reduced rate of growth in household formation, and slower rates of growth in housing renovation and repair activity, as well as uneven recovery in commercial building activity; (ii) secure, develop, and otherwise implement new technologies and processes necessary to realize the benefits of our strategic initiatives focused on omni-channel sales and marketing presence and enhance our efficiency, and otherwise successfully execute on our strategy and implement our strategic initiatives, including acquisitions, dispositions, and the closing of certain stores and facilities; (iii) attract, train, and retain highly-qualified associates; (iv) manage our business effectively as we adapt our operating model to meet the changing expectations of our customers; (v) maintain, improve, upgrade and protect our critical information systems from system outages, data security breaches, ransomware and other cyber threats; (vi) respond to fluctuations in the prices and availability of services, supplies, and products; (vii) respond to the growth and impact of competition; (viii) address changes in existing or new laws or regulations that affect consumer credit, employment/labor, trade, product safety, transportation/logistics, energy costs, health care, tax, environmental issues or privacy and data protection; (ix) positively and effectively manage our public image and reputation and respond appropriately to unanticipated failures to maintain a high level of product and service quality that could result in a negative impact on customer confidence and adversely affect sales; and (x) effectively manage our relationships with selected suppliers of brand name products and key vendors and service providers, including third party installers. In addition, we could experience impairment losses and other charges if either the actual results of our operating stores are not consistent with the assumptions and judgments we have made in estimating future cash flows and determining asset fair values, or we are required to reduce the carrying amount of our investment in certain unconsolidated entities. With respect to acquisitions and dispositions, potential risks include the effect of such transactions on Lowe’s and the target company’s or operating business’s strategic relationships, operating results and businesses generally; our ability to integrate or divest personnel, labor models, financial, IT and other systems successfully; disruption of our ongoing business and distraction of management; hiring additional management and other critical personnel; increasing or decreasing the scope, geographic diversity and complexity of our operations; significant integration or disposition costs or unknown liabilities; and failure to realize the expected benefits of the transaction. For more information about these and other risks and uncertainties that we are exposed to, you should read the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” included in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. The forward-looking statements contained in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All such forward-looking statements are based upon data available as of the date of this presentation or other specified date and speak only as of such date. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf about any of the matters covered in this presentation are qualified by these cautionary statements and in the “Risk Factors” included in our most recent Annual Report on Form 10-K and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. We expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, change in circumstances, future events or otherwise, except as may be required by law. 5